BancorpSouth

Salomon Smith Barney

Financial Services Conference 2002

January 29 - 31, 2001

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth's plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to the transaction with Pinnacle Bancshares, Inc., interest income and expense, net interest margin, and the use of capital, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth's control). Factors that might cause BancorpSouth's financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) cost or difficulties related to the integration of the business of BancorpSouth and Pinnacle Bancshares may be greater than expected; (iv) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, (v) changes in BancorpSouth's operating or expansion strategy, (vi) changes in interest rate environment may reduce margins; (vii) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (ix) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward looking statements is included in BancorpSouth's current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral.

BancorpSouth Profile

- Six State Regional Financial Services Company
- $9.4 Billion in Assets
- 250 Banking Locations, 256 ATM Locations
- 3,920 Employees

BancorpSouth Profile

- Financial Services:
  - Community Banking
  - Insurance Sales
  - Securities Broker/Dealer
  - Trust Services
  - Mortgage Banking

Financial Summary

	Year Ended December 31		
	2001	2000	% Change
BALANCES (in thousands)			
Total Assets	$ 9,395,429	$ 9,044,034	3.89 %
Loans, Net of Unearned Discount	6,073,200	6,095,315	(0.36)
Total Deposits	7,856,840	7,480,920	5.0
Shareholders' Equity	805,403	789,576	2.0
FOR THE PERIODS PRESENTED			
Net Income (in thousands)	$ 98,463	$ 74,396	32.3 %
Return on Average Assets (annualized)	1.06%	0.85%	24.7
Return on Average Shareholders' Equity (annualized)	12.36%	9.76%	26.6
PER SHARE			
Net Income: Diluted	$ 1.19	$ 0.88	35.2 %
Dividends	0.57	0.53	7.5
Book Value at Year End	9.92	9.39	5.6
AVERAGE DILUTED SHARES OUTSTANDING	82,979,286	84,811,079	(2.2) %

$ in Thousands except per share amounts

Income Statement

	Year Ended December 31		
	2001	2000	% Change
Earnings Summary:			
Interest revenue	$665,835	$674,035	-1.22%
Interest expense	331,093	346,883	-4.55%
Net interest revenue	334,742	327,152	2.32%
Provision for credit losses	22,259	26,166	-14.93%
Net interest revenue, after provision for credit losses	312,483	300,986	3.82%
Other revenue	128,633	85,578	50.31%
Other expense	295,313	274,227	7.69%
Income before income taxes	145,803	112,337	29.79%
Income tax expense	47,340	37,941	24.77%
Net income	$98,463	$74,396	32.35%
Per Share Data:			
Net income: Diluted	$ 1.19	$ 0.88	35.23%
Cash dividends	0.57	0.53	7.55%

BancorpSouth

$ in Thousands except per share amounts

EPS Trend



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.31
0.31
0.11
0.15
0.27
0.28
0.26
0.38
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
EPS Diluted

BancorpSouth

Building a Six State Regional Platform



Little Rock
Memphis
Huntsville
Atlanta
Tupelo
Birmingham
El Dorado
Texarkana
Dallas
Shreveport
Jackson
Biloxi
Houston

Deposits & REPOs by State

State	Deposits(1)	% Change(2)
Mississippi	$3,960	7.61%
Arkansas	1,683	3.06
Tennessee	977	5.46
Texas	494	3.13
Alabama	566	-.68
Louisiana	339	19.15
Totals:	$8,019	5.89%

Pending merger with Pinnacle Bancshares, Inc. based in Little Rock, AR.

(1) $ in Millions

(2) MTD Avg. December 31, 2001 / MTD Avg. December 31, 2000

BancorpSouth

Diversified, growing markets with average median income growth rates above the national average of 12.2%

	Deposits	Market Share Rank	Median Income % Growth Rate[2]	Major Industries
Tupelo, MS[1]	$547.7	1	24.2	Mfg./Healthcare
Hattiesburg, MS [1]	411.3	1	14.0	Education/Healthcare
Jackson, TN	341.8	1	18.7	Mfg./Retail Services
Texarkana, AR-TX	295.2	3	11.87	Mfg./Industrial
Fort Smith, AR [1]	499.8	2	13.1	Healthcare/Light Mfg.
Jackson, MS [1]	531.9	3	16.4	Telecom/Government
Biloxi-Gulfport, MS	324.6	3	15.4	Tourism/Military
Memphis, TN [1]	515.2	6	15.3	Distribution Center
Shreveport-Bossier City, LA	137.2	5	14.8	Tourism/Energy
Monroe, LA [1]	167.7	6	12.4	Agriculture/Education
Birmingham, AL	198.0	10	15.9	Manufacturing

(1) Includes surrounding communities
(2) Source:SNL Branch Migration; growth rates span 2000-2004
$ in Millions

BancorpSouth Deposit Growth vs. Select Markets

	Three Year CAGR		Market
	BancorpSouth*	Market**	Share
Shreveport, LA	33.60%	2.74%	3.69%
Texarkana, AR-TX	21.15%	4.10%	20.08%
Gulf Coast, MS	14.82%	5.13%	9.64%
Memphis, TN	15.05%	8.87%	3.47%
Jackson, MS	14.35%	1.10%	10.69%
Nacogdoches, TX	10.02%	4.64%	29.70%
Tupelo, MS	7.00%	-0.33%	48.43%
Fort Smith, AR	8.98%	4.70%	18.91%
Jackson, TN	6.12%	4.54%	26.73%
Monroe, LA	5.33%	6.12%	4.68%
Opelika, AL	2.97%	5.45%	12.95%
Hattiesburg, MS	1.89%	-3.47%	34.18%

*BancorpSouth Dec-01 vs. Dec-98 **CAGR Data FDIC Jun-01 vs. Jun-98 ***Market Share Data FDIC Jun-01

BancorpSouth

Total Assets

As Originally Reported



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
3,302
3,617
4,180
5,204
5,777
9,044
9,395
1995
1996
1997
1998
1999
2000
2001

BancorpSouth

$ in Millions

Loan Portfolio

12/31/01


18%
14%
26%
10%
2%
30%
Construction & Land
Consumer
Commercial
Commercial Mortgages
Multi Family Mortgages
Residential Mortgages

BancorpSouth

Credit Quality Trends

	Q1-01	Q2-01	Q3-01	Q4-01
		$ in Millions		
Non-Performing Assets	$43.6	$48.8	$62.6	$59.6
NPA's / Net Loans	0.73%	0.82%	1.04%	0.98%
Net Charge Offs	0.36%	0.29%	0.34%	0.40%
Reserve Coverage				
NPA's	1.8x	1.7x	1.3x	1.4x
Non-Accrual Loans	6.6x	6.3x	6.2x	7.7x

BancorpSouth

Non-Interest Revenue

	Twelve Months Ended December 31		
	2001	2000	% Change
Mortgage Lending	$17,186	$10,874	58.0%
Service Charges	42,759	40,472	5.7%
Life Insurance Premiums	4,528	4,300	5.3%
Trust Income	6,929	6,700	3.4%
Securities Gains (Losses)	10,671	(15,632)	N/M
Insurance Commissions	20,422	16,034	27.4%
Other	26,138	22,830	14.5%
Total	$128,633	$85,578	50.3%

BancorpSouth

Mortgage Lending Revenue Analysis

- Revenue volatility is due to non-cash Impairment charges and timing
- Impairment is more than made up by Production in trailing periods



$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
-$1,000
-$3,000
-$5,000
-$7,000
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Impairment
Servicing
Production
Total Mortgage Revenue

BancorpSouth

BancorpSouth Investment Services, Inc.

- Registered Investment Advisor approved July, 2000
- Begun February, 1999



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
791
874
812
710
872
950
722
570
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Revenue in Thousands

BancorpSouth

BancorpSouth Insurance Services, Inc.

- **Retail / Platform group**
  - Annuity products
  - Long-term care
  - Life products



$800
$700
$600
$500
$400
$300
$200
$100
221
264
392
297
445
723
540
551
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Revenue in Thousands

BancorpSouth

BancorpSouth Insurance Services, Inc. (cont'd)

- **Property/Casualty Agency Division**
  - Stewart Sneed Hewes Agency
    - 74th largest P & C Agency in the U.S.
    - Acquired July 1999
  - Pittman Seay Turner Agency acquired Oct. 2000



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
3,171
3,583
3,174
4,283
5,984
4,170
4,009
4,268
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Revenue in Thousands

BancorpSouth

Performance Enhancement Strategies

- EVA with Stern Stewart & Co.
  - Transfer Pricing & Allocations of Overhead and Capital to the Individual Account
  - Profitability by Account, Household, Product and Geographic Organization / Line of Business
  - Comprehensive Risk and Capital Management

- Interest Rate Risk System from SunGard Trading & Risk (formerly BancWare)
  - Implemented monitoring of re-pricing opportunities in June, 2001

- Integration of the Operating Budget and Investment Analysis processes into the EVA and Interest Rate Risk framework
  - Fiscal 2002 interest income and expense implemented with Interest Rate Risk system to maximize net interest margin

Spread Management
Interest Rates



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Bank Prime at Month End
Monthly Spread

BancorpSouth

Net Interest Income
Dollars



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$30,000
$29,500
$29,000
$28,500
$28,000
$27,500
$27,000
$26,500
$26,000
$25,500
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Bank Prime at Month End
Two Month Moving Average of BancorpSouth Net Interest Income

BancorpSouth

$ in Thousands

Capital Management

- Announced March 5, 2001 a stock repurchase of 4.2 million shares or approximately 5% of common shares outstanding over the next 18 months
- 2,965,115 share repurchased under the repurchase program as of December 31, 2001
  - 235,300 shares repurchased in the fourth quarter of 2001
- Cash Dividends increased each of the last ten years
- Annualized Dividend Yield 3.61%*
- $125 Million Trust Preferred Securities issued January 28, 2002 at 8.15%

BancorpSouth

* NYSE 12-31-01 Closing Price

Capital Management

- Before the issuance of $125 million of Trust Preferred Stock
  - Common Equity as a % of Assets – 8.57%
  - Regulatory Capital as a % of Assets – 8.57%

- After the issuance of $125 million of Trust Preferred Stock
  - Common Equity as a % of Assets – 8.46%
  - Regulatory Capital as a % of Assets – 9.77%

Ratios as of December 31, 2001

Investor Fact Sheet

- **Common stockholder information**
  - Traded on NYSE – trading symbol BXS
  - 52-week high / low: $17.00 / $11.88 as of 12/31/01
  - Current quarterly dividend $0.15 per common share
  - Share outstanding: 81,225,790 as of 12/31/01
- **Corporate overview**
  - Incorporated in 1876
  - Approximately 250 branches throughout Mississippi, Alabama, Tennessee, Arkansas, Texas & Louisiana
- **Mergers & acquisitions**
  - Merged with Volunteer Bancshares, Inc., Jackson, TN (1992)
  - Merged with LF Bancorp, Inc., Laurel, MS (1995)
  - Merged with First Federal Bank for Savings, Starkville, MS (1995)
  - Acquired the assets of the Shelby Bank, Bartlett, TN (1995)
  - Merged with West-Tenn Bancorp, Inc., Covington, TN (1995)
  - Merged with Iuka Guaranty Bank, Iuka, MS (1997)
  - Merged with Alabama Bancorp, Inc., Birmingham, AL (1998)
  - Merged with Merchants Capital Corporation, Vicksburg, MS, (1998)
  - Merged with The First Corporation, Opelika, AL (1998)
  - Merged with HomeBanc Corporation, Guntersville, AL (1998)
  - Merged with Stewart, Sneed and Hewes, Inc., Gulfport, MS (1999)
  - Merged with First United Bancshares, Inc., El Dorado, AR (2000)
  - Acquired Texarkana First Financial Corporation, Texarkana, AR (2000)
  - Acquired Pittman, Seay and Turner Agencies, Jackson, MS (2000)
  - Merger pending with Pinnacle Bancshares, Inc., Little Rock, AR
- **Investor Relations**
  - Shareholders and potential investors seeking information about BancorpSouth, Inc., are directed to contact the Chief Financial Officer's office at:

    BancorpSouth, Inc.
    P. O. Box 789
    Tupelo, MS 38802
    (662) 680-2330
    www.bancorpsouth.com
- **Stock Registrar and Transfer Agent**

    Suntrust Bank
    P. O. Box 4625
    Atlanta, GA 30302
- **Research Coverage**
  - J P Morgan
  - Midwest Research
  - Morgan Keegan
  - Robinson – Humphrey
  - Salomon Smith Barney
  - Stephens Inc.
  - Stifel, Nicolaus

BancorpSouth